                                                                       Ex. 10.44

                                    SUBLEASE

          THIS SUBLEASE is made as of this 24 day of June, 1993 by and between Missouri Boardwalk, Inc., a New Jersey corporation, having its principal office located c/o Midlantic National Bank, 499 Thornall Street, Metro Park Plaza, Edison, New Jersey 08837 (hereinafter referred to as "Sublandlord"), and DONALD
J. TRUMP, having an office at 725 Fifth Avenue, New York, New York 10022 (hereinafter called "Subtenant").


                           WITNESSETH:

          1.  Property.  The Subtenant agrees to rent from the Sublandlord and
              --------
the Sublandlord agrees to Sublease to the Subtenant the property known as Block 38, Lot 1 on the Official Tax Map of the City of Atlantic City and more particularly described as Exhibit A attached hereto and made a part
                          ---------
hereof (hereinafter referred to as the "Property").

          2.  Use of the Property.  The Subtenant may use the Property for any
              -------------------
lawful purpose and as permitted under the Master Lease as hereinafter defined.

          3. Master Lease.
             ------------

          3.1 The terms and conditions of that certain Amended Lease dated March 9, 1979 and April 9, 1979 in Deed Book 3332, Page 33 et seq. in the
                                                                -------
     Atlantic County Clerk's Office (hereinafter referred to as the "Amended Lease") between Albert Rothenberg and Robert Rothenberg, as Lessors ("Lessors") and Boardwalk Properties, Inc. ("Boardwalk"), as assigned by Boardwalk to Subtenant by Assignments dated March 18, 1984 and May 18, 1989, which assignments were recorded on March 20, 1989 and June 19, 1984 in the office of the Clerk of Atlantic County in Book 4865 of Deeds at Page 223 et seq., and Book 4921 of Deeds at Page 183 et seq., respectively
         -------                                     -------
     (collectively, the "Assignments"), and subsequently assigned by Subtenant to Sublandlord by that certain Assignment of Lease dated of even date herewith (the "Lease Assignment") are incorporated herein by reference.
     The Amended Lease, Assignments and Lease Assignment are hereinafter collectively referred to as the "Master Lease".

          3.2 Subtenant shall have all the rights of the lessee under the Master Lease.

          3.3 Sublandlord shall have all the rights and obligations of the lessor under the Master Lease.

     4.   Term.  The term of this Sublease shall commence on the date hereof and
          ----
shall be coterminous with the term of that certain Agreement of Lease dated of substantially even date herewith, between Sublandlord, as landlord, and Subtenant, as tenant, demising certain property adjoining the Property (the "Adjoining Lease"). If, for any reason, the Adjoining Lease is terminated, this Sublease shall also be automatically terminated at the same time and without any obligation or liability of Sublandlord to Subtenant as a result thereof, subject to the rights, set forth in that certain Option and Right of First Refusal Agreement of substantially even date herewith between Sublandlord and Trump Plaza Associates ("TPA"), of TPA or First Bank National Association, as Trustee, to receive a new sublease of the Property from Sublandlord substantially similar in form to this Sublease.

     5.   Rent.  Rent, additional rent and all taxes, assessments and other
          ----
charges set forth in Section 1 and elsewhere in the Master Lease shall be paid in amounts specified in the Master Lease and shall constitute all rents and additional rents due under this Sublease. Subtenant shall make all payments owed under the Master Lease, including rent and additional rent, directly to Lessors under the Master Lease.

     6.   Default by Subtenant.  The default by Subtenant of any of the terms,
          --------------------
provisions, covenants or conditions of either the Master Lease or the Adjoining Lease shall constitute a default hereunder. In the event of such a default, or of any violation of this Sublease, Sublandlord shall have and may exercise against Subtenant all of the rights and remedies available to Lessor under the Master Lease or available to Sublandlord under the Adjoining Lease. In addition, in such event, Sublandlord may, but shall not be obligated to, without further notice to Subtenant, perform the same for the account of Subtenant, and if Sublandlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to reasonable attorneys' fees, such sums paid or obligations incurred shall be deemed to be additional rent hereunder payable directly to Sublandlord.

     7.   Validity of Lease.  If a clause or provision of this Sublease is
          -----------------
legally invalid, the rest of this Sublease remains in effect.

     8.   Parties.  The Sublandlord and Subtenant are bound by this Sublease.
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All parties who lawfully succeed to their rights and responsibilities are also bound.

     9.   Entire Lease.  This Sublease constitutes the entire Agreement between
          ------------
the parties. This Sublease can only be changed by an agreement in writing signed by both the Subtenant and the Sublandlord.

     IN WITNESS WHEREOF, the Subtenant and Sublandlord have each executed this Sublease on the day and year first hereinabove written.



Witness or Attest:                  SUBTENANT:


           /s/                             /s/
-----------------------           -----------------------------
Name:__________________           DONALD J. TRUMP



Witness or Attest:                SUBLANDLORD:


          /s/
-----------------------           MISSOURI BOARDWALK, INC.
Name: William R. Kendall          _______________________


                                  ------------------------
                                  By:             /s/
                                         ------------------------
                                         Name: Ben Berzin, Jr.
                                         Title: Vice President

STATE OF NEW YORK        :
                              :  SS.
COUNTY OF NEW YORK       :


     I certify that on June 23, 1993, DONALD J. TRUMP personally came before me and acknowledged under oath, to my satisfaction, that he:

           (a) Is the person named in and who signed this Sublease; and

           (b) Signed and delivered this Sublease as his voluntary act and deed.

My Commission Expires:


Rosemary Vasallo                                  /s/
Notary Public,                           ------------------------
State of New York                        A Notary Public
No. 41-5001626                           Of The State of New York
Qualified in Queens County
Commission Expires 9/14/94

STATE OF NEW YORK        :
                              :  SS.
COUNTY OF NEW YORK       :


     I CERTIFY that on June 23, 1993, BEN BERZIN, JR. personally came before me and this person acknowledged under oath, to my satisfaction, that:

          (a) This person signed, sealed and delivered the attached document as the Vice President of Missouri Boardwalk, Inc. a corporation of the State of New Jersey;

          (b) This document was signed and made by the Corporation as its voluntary act and deed by virtue of authority from its Board of Directors.

My Commission Expires:

Evan K. Gordon                                            /s/
Notary Public,                                 ---------------------------
State of New York                              A Notary Public Of The
Qualified in Bronx County                      State of New York
Certificate filed in New York County
Commission Expires August 27, 1994

                           EXHIBIT A


ALL THAT CERTAIN LOT, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

PARCEL B: BEGINNING at the Southwesterly corner of Pacific Avenue (60 feet wide) and Missouri Avenue (50 feet wide); and extending thence

(1) South 27 degrees 28 minutes 00 seconds East, in and along the Westerly line of Missouri Avenue, 182.10 feet; thence

(2) South 62 degrees 32 minutes 00 seconds West, parallel with Pacific Avenue,
75.00 feet; thence

(3) North 27 degrees 28 minutes 00 seconds West, parallel with Missouri Avenue,
82.10 feet; thence

(4)  North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue,
15.00 feet; thence

(5) North 27 degrees 28 minutes 00 seconds West, parallel with Missouri Avenue,
100.00 feet to the Southerly line of Pacific Avenue; thence

(6) North 62 degrees 32 minutes 00 seconds East, in and along the Southerly line of Pacific Avenue, 60.00 feet to the point and place of BEGINNING.

BEING KNOWN AS Lot 1 in Block 38 as shown on the tax map of the City of Atlantic City.

TOGETHER WITH all of the right, title and interest in and to the lands lying in the bed of any street, alley or highway in front of, adjoining or abutting the above-described premises.